UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 31, 2000




                               DONEGAL GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     0-15341                    23-2424711
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


               1195 River Road, Marietta, Pennsylvania      17547
               ----------------------------------------  ----------
               (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code: (717) 426-1931



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Since September 29, 1986, the Registrant's wholly owned subsidiary, Atlantic States Insurance Company ("Atlantic States"), has been a party to a Proportional Reinsurance Agreement (the "Agreement") with Donegal Mutual Insurance Company ("Donegal Mutual") pursuant to which Atlantic States and Donegal Mutual participate in an intercompany underwriting pool. Under the Agreement, Atlantic States cedes to Donegal Mutual the premiums, losses and loss expenses from all of its property and casualty insurance business and assumes from Donegal Mutual a specified portion of the pooled business, which also includes substantially all of Donegal Mutual's property and casualty insurance business. From October 1, 1986 through September 30, 1988, Atlantic States assumed 35% of the pooled business written or in force on or after October 1, 1986. From October 1, 1988 through December 31, 1992, Atlantic States assmed 50% of the pooled business written or in force on or after October 1, 1988. From January 1, 1993 through December 31, 1995, Atlantic States assumed 60% of the pooled business written or in force on or after January 1, 1993. From January 1, 1996 through June 30, 2000, Atlantic States assumed 65% of the pooled business written or in force after January 1, 1996.

     On April 20, 2000, Atlantic States and Donegal Mutual entered into an amendment (the "Amendment") to the Agreement, subject to the receipt of approval from the Insurance Department of the Commonwealth of Pennsylvania, pursuant to which, effective as of July 1, 2000, Atlantic States will assume 70% of the pooled business written or in force on or after July 1, 2000. For further information, reference is made to the Amendment, a copy of which is filed as
Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

            99.1 Amendment IV dated as of April 20, 2000 to Proportional
                 Reinsurance Agreement between Donegal Mutual Insurance Company and Atlantic States Insurance Company

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DONEGAL GROUP INC.


                                       By: /s/ Donald H. Nikolaus
                                           ------------------------------------
                                           Donald H. Nikolaus, President
                                           and Chief Executive Officer


Date:  June 19, 2000

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


                                  EXHIBIT INDEX


  Exhibit No.          Description of Exhibit
  -----------          ----------------------
     99.1              Amendment IV dated as of April 20, 2000 to Proportional
                       Reinsurance Agreement between Donegal Mutual Insurance
                       Company and Atlantic States Insurance Company


















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